Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]	Income Taxes
Eneti Inc. is incorporated in the Republic of the Marshall Islands, and in accordance with the income tax laws of the Marshall Islands, we are not subject to Marshall Islands income tax. The Company, through its Seajacks business, operates in various countries and records income taxes based upon the tax laws and rates of the countries in which it operates and earns income.
The liability method is used to account for income taxes. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets, liabilities and tax loss carryforwards and are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to amounts which are more likely than not to be realized.
The Company is subjected to tax audits in the jurisdictions it operates in. There have been no adjustments assessed to the Company in the past and the Company believes there are no uncertain tax positions to consider.
Income tax expense (benefit) for the twelve months ended December 31, 2021 consisted of the following components (dollars in thousands). There was no such expense (benefit) in 2020 or 2019.

Twelve Months ended December 31, 2021
Current
Foreign	$344

Deferred
Foreign	$—

Total	$344

Income (loss) before income taxes for the twelve months ended December 31, 2021 consisted of the following (dollars in thousands). There was no such expense (benefit) in 2020 or 2019.

Twelve Months ended December 31, 2021
Foreign	$20,571
Total	$20,571

The components of the Company’s net deferred tax asset at December 31, 2021 are as follows (dollars in thousands). There was no such deferred tax asset at December 31, 2020.

December 31, 2021
Deferred tax assets
Net operating loss and capital loss carryover	$54,726
Depreciation	61,110
Other	3,976
Total deferred tax assets	$119,812
Less: Valuation allowance	(119,812)
Total deferred tax assets, net of valuation allowance	$—
Total deferred tax liabilities	$—
Net deferred tax assets	$—

Under ASC 740, Income Taxes, the Company regularly assesses the need for a valuation allowance against its deferred taxes. In making that assessment, both positive and negative evidence is considered related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more-likely than not that some or all of its deferred tax assets will not be realized. In evaluating the need for a valuation allowance, the Company considered its cumulative pre-tax loss in the United Kingdom jurisdiction over the previous years as a significant piece of negative evidence. Prevailing accounting guidance limits the ability to consider other subjective evidence to support deferred tax assets, such as projections of future profits, when objective verifiable evidence such as a cumulative loss exists. As a result, the Company recorded a full valuation allowance against its deferred tax assets.

Net operating loss carryforwards expire as follows (dollars in thousands):

	Amount	Years remaining
United Kingdom	$54,726	Indefinite
Total	$54,726
The effective tax rate amounts to 1,7% compared to a statutory income tax rate of the parent entity Eneti Inc. of 0%. The income tax expense only relates to the current income tax in the Japan jurisdiction as in the United Kingdom jurisdiction the group is in tax loss position and given the full valuation allowance on the deferred tax positions all deferred taxes movements are not recognized.